LOAN TERMS AGREEMENT

THIS LOAN TERMS AGREEMENT made as of the 4th day of November, 2011.

BETWEEN:
ONLINE DISRUPTIVE TECHNOLOGIES, INC., a corporation incorporated under the laws of the State of Nevada

(the “Company”)

- and -

PETER HOUGH, businessman, of Sydney, Australia

(the “Lender”)

WHEREAS the Lender has lent to the Company the amount of $74,062.33USD (the “Loan”) which amount remains outstanding as of the date hereof;

In consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.	The Loan will not bear interest and is unsecured.

2.
The Company will repay the principal of the Loan over time by paying to the Lender 10% of the gross proceeds received by it from any equity or debt financing that it conducts until the Loan is paid in full.

3.
There is no restriction on the operations of the Company and the Company may provide security to other parties for valuable consideration received, provided that if such consideration is not cash the directors have determined in good faith the value of such consideration and security.

4.	If not repaid prior, the full Loan will be due and payable on October 31, 2016.

5.	Payments will be made by check, money order or wire transfer to such address or account as may be reasonably requested by the Lender.

6.	The Loan may be repaid in full at any time without notice or penalty.

7.	This Agreement shall be governed by the laws of the State of Nevada, without reference to conflict of laws principles.

8.	This Agreement may be executed in counterparts, which execution may be by facsimile, each of which shall be an original, but all of which shall constitute one and the same agreement.

9.	This Agreement may be signed and delivered via electronic delivery or facsimile, and any signature successfully so delivered will be deemed an original.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

ONLINE DISRUPTIVE TECHNOLOGIES, INC.
By:	/s/ Benjamin Cherniak
Benjamin Cherniak President

SIGNED, SEALED AND DELIVERED in the presence of	) ) ) ) ) )	/s/ Peter Hough
Witness		PETER HOUGH